SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  June 28, 2002
(Date of earliest event reported)

Commission File No. 333-62547




                        Asset Backed Funding Corporation
--------------------------------------------------------------------------------



       Delaware                                                   75-2533468
--------------------------------------------------------------------------------
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)

100 North Tryon Street
Charlotte, North Carolina                                           28255
--------------------------------------------------------------------------------
Address of principal executive offices                            (Zip Code)



                                 (704) 386-2400
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events

      Attached as an exhibit are the Collateral Term Sheets (as each are defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
(99) Collateral Term Sheets prepared by Banc of America Securities LLC in connection with ABFC Asset-Backed Certificates, Series 2002-NC1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


June 28, 2002

                                   By:
                                          ------------------------
                                          Name:  Daniel B. Goodwin
                                          Title: Senior Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99)                     Collateral Term Sheets Sheets                  E
                         prepared by Banc of America
                         Securities LLC in connection with
                         ABFC Asset-Backed Certificates,
                         Series 2002-NC1